EXHIBIT (g).2


                            GLOBAL CUSTODY AGREEMENT

         This AGREEMENT is effective April 22, 1999, and is among THE CHASE MANHATTAN BANK ("Bank"), FIRSTAR TRUST COMPANY ("Customer"). and IAI Balanced Fund ("the Fund").

1.       CUSTOMER ACCOUNTS.

         Bank, acting as "Securities Intermediary" (as defined in Section 15(g) hereof) shall establish and maintain the following accounts ("Accounts"): (a) a Custody Account (as defined in Section 15(b) hereof) in the name of Customer on behalf of Fund for any and all Financial Assets, which shall, except as modified by Section 15(d) hereof, mean stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by Bank or its Subcustodian (as defined in Section 3 hereof) for the account of Customer on behalf of Fund, including as an "Entitlement Holder" as defined in Section 15(c) hereof); and

         (b) an account in the name of Customer ("Deposit Account") for any and all cash in any currency received by Bank or its Subcustodian for the account of Customer on behalf of Fund, which cash shall not be subject to withdrawal by draft or check.

         Customer warrants its authority to: 1) deposit the cash and Financial Assets (collectively "Assets") received in the Accounts and 2) give Instructions (as defined in Section 11 hereof) concerning the Accounts. Bank may deliver Financial Assets of the same class in place of those deposited in the Custody Account.

         Upon written agreement among Bank, Company and Customer, additional Accounts may be established and separately accounted for as additional Accounts hereunder.

2.       MAINTENANCE OF FINANCIAL ASSETS AND CASH AT BANK AND SUBCUSTODIAN
LOCATIONS.

                  Unless Instructions specifically require another location acceptable to Bank:

         (a) Financial Assets shall be held in the country or other jurisdiction in which the principal trading market for such Financial Assets is located, where such Financial Assets are to be presented for payment or where such Financial Assets are acquired; and

         (b) Cash shall be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.

         Cash may be held pursuant to Instructions in either interest or non-interest bearing accounts as may be available for the particular currency. To the extent Instructions are issued and Bank can comply with such Instructions, Bank is authorized to maintain cash balances on deposit for Customer on behalf of Fund with itself or one of its "Affiliates" at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as Customer on behalf of Fund may direct, if acceptable to Bank. For purposes hereof, the term "Affiliate" shall mean an entity controlling, controlled by, or under common control with, Bank.

         If Customer wishes to have any of its Assets held in the custody of an institution other than the established Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by Bank, Customer and Customer.

3.       SUBCUSTODIANS AND SECURITIES DEPOSITORIES.



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         Bank may act hereunder through the subcustodians listed in Schedule A hereof with which Bank has entered into subcustodial agreements ("Subcustodians"). Customer and Company authorize Bank to hold Assets in the Accounts in accounts which Bank has established with one or more of its branches or Subcustodians. Bank and Subcustodians are authorized to hold any of Financial Assets in their account with any securities depository in which they participate.

         Bank reserves the right to add new, replace or remove Subcustodians. Customer and Company shall be given reasonable notice by Bank of any amendment to Schedule A. Upon request by Customer or Company, Bank shall identify the name, address and principal place of business of any Subcustodian of Company's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

4.       USE OF SUBCUSTODIAN.

         (a) Bank shall identify the Assets on its books as belonging to Customer on behalf of Fund.

         (b) A Subcustodian shall hold such Assets together with assets belonging to other customers of Bank in accounts identified on such Subcustodian's books as custody accounts for the exclusive benefit of customers of Bank.

         (c) Any Assets in the Accounts held by a Subcustodian shall be subject only to the instructions of Bank or its agent. Any Financial Assets held in a securities depository for the account of a Subcustodian shall be subject only to the instructions of such Subcustodian.

         (d) Any agreement Bank enters into with a Subcustodian for holding Bank's customers' assets shall provide that such assets shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian except for safe custody or administration, and that the beneficial ownership of such assets shall be freely transferable without the payment of money or value other than for safe custody or administration, or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws. Where Securities are deposited by a Subcustodian with a securities depository, Bank shall cause the Subcustodian to identify on its books as belonging to Bank, as agent, the Securities shown on the Subcustodian's account on the books of such securities depository. The foregoing shall not apply to the extent of any special agreement or arrangement made by Customer with any particular Subcustodian.

5.       DEPOSIT ACCOUNT TRANSACTIONS.

         (a) Bank or its Subcustodians shall make payments from the Deposit Account upon receipt of Instructions which include all information required by Bank.

         (b) In the event that any payment to be made under this Section 5 exceeds the funds available in the Deposit Account, Bank, in its discretion, may advance Company such excess amount which shall be deemed a loan payable on demand, bearing interest at the rate customarily charged by Bank on similar loans.

         (c) If Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, Company shall promptly return any such amount upon oral or written notification: (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If Company does not promptly return any amount upon such notification, Bank shall be entitled, upon oral or written notification to Company, to reverse such credit by debiting the Deposit Account for the amount previously credited. Bank shall advise Customer, Company or an Authorized Person regarding default in the payment of principal or income on Securities; provided that, failure to give such advice shall not render Bank liable for any such amount. Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for Customer upon Instructions after consultation with Customer and Company on behalf of Fund.

6.       CUSTODY ACCOUNT TRANSACTIONS.

         (a) Financial Assets shall be transferred, exchanged or delivered by Bank or its Subcustodian upon receipt by Bank of Instructions which include all information required by Bank. Settlement and payment for Financial Assets received for, and delivery of Financial Assets out of, the Custody Account may be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs,



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including, without limitation, delivery of Financial Assets to a purchaser, dealer or their agents against a receipt with the expectation of receiving later payment and free delivery. Delivery of Financial Assets out of the Custody Account may also be made in any manner specifically required by Instructions acceptable to Bank.

         (b) Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Financial Assets with respect to any sale, exchange or purchase of Financial Assets. Otherwise, such transactions shall be credited or debited to the Accounts on the date cash or Financial Assets are actually received by Bank and reconciled to the Account.

                  (i) Bank may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by Bank in its discretion, after the contractual settlement date for the related transaction.

                  (ii) If any Financial Assets delivered pursuant to this
         Section 6 are returned by the recipient thereof, Bank may reverse the credits and debits of the particular transaction at any time.

7.       ACTIONS OF BANK.

         Bank shall follow Instructions received regarding Assets held in the Accounts. However, until it receives Instructions to the contrary, Bank shall:

         (a) Present for payment any Financial Assets which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that Bank or Subcustodian is actually aware of such opportunities.

         (b) Execute in the name of Company such ownership and other certificates as may be required to obtain payments in respect of Financial Assets.

         (c) Exchange interim receipts or temporary Financial Assets for definitive Financial Assets.

         (d) Appoint brokers and agents for any transaction involving the Financial Assets, including, without limitation, Affiliates of Bank or any Subcustodian.

         (e) Issue statements to Customer, at times mutually agreed upon, identifying the Assets in the Accounts.

         Bank shall send Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless Customer sends Bank a written exception or objection to any Bank statement within ninety (90) days of receipt, Customer shall be deemed to have approved such statement. In such event, or where Customer has otherwise approved any such statement, Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom as though it had been settled by the decree of a court of competent jurisdiction in an action where Customer and all persons having or claiming an interest in Customer or Customer's Accounts on behalf of the Fund were parties.

         All collections of funds or other property paid or distributed in respect of Financial Assets in the Custody Account shall be made at the risk of Customer. Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by Bank or by its Subcustodians of any payment, redemption or other transaction regarding Financial Assets in the Custody Account in respect of which Bank has agreed to take any action hereunder.

8.       CORPORATE ACTIONS; PROXIES; TAX RECLAIMS.

         (a) Corporate Actions. Whenever Bank receives information concerning the Financial Assets which requires discretionary action by the beneficial owner of the Financial Assets (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), Bank shall: (1) give Customer prompt notice of such Corporate Actions to the extent that



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Bank's central corporate actions department has actual knowledge of a Corporate
Action in time to afford timely notice its customers; and (2) take such steps as may reasonably be necessary to secure or otherwise prevent the loss of rights relating to any Securities; provided that the timely monitoring of publications typically used by custodians to monitor such actions, together with the giving of the prompt notice referred to herein, shall fulfill Bank's obligations under this Section 8(a).

         When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, Bank shall endeavor to obtain Instructions from Customer or its Authorized Person (as defined in Section 10 hereof), but if Instructions are not received in time for Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.

         (b) Proxy Voting. Bank shall provide proxy voting services, if elected by Customer, in accordance with the terms of the proxy voting services rider hereto. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

         (c) Tax Reclaims.

                  (i) Subject to the provisions hereof, Bank shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Financial Assets for the benefit of Customer and Company which Bank believes may be available to such Customer.

                  (ii) The provision of tax reclaim services by Bank is conditional upon Bank receiving from the beneficial owner of Financial Assets (A) a declaration of its identity and place of residence and (B) certain other documentation (pro forma copies of which are available from Bank). Customer and Company acknowledge that, if Bank does not receive such declarations, documentation and information, additional United Kingdom taxation shall be deducted from all income received in respect of Financial Assets issued outside the United Kingdom and that U.S. non-resident alien tax or U.S. backup withholding tax shall be deducted from U.S. source income. Customer and Company shall provide to Bank such documentation and information as it may require in connection with taxation, and warrants that, when given, this information shall be true and correct in every respect, not misleading in any way, and contain all material information. Customer undertakes to notify Bank immediately if any such information requires updating or amendment.

                  (iii) Bank shall not be liable to Customer, the Company or any third party for any taxes, fines or penal ties payable by Bank, Company or Customer, and shall be indemnified by the appropriate party to this Agreement accordingly, resulting from the inaccurate completion of documents by Customer, Company or any third party acting as agent for Customer or Company, or as a result of the provision to Bank or any third party of inaccurate or misleading information or the withholding of material information by Customer, Company or any other third party, or as a result of any delay of any revenue authority or any other matter beyond the control of Bank.

                  (iv) Customer and Company confirm that Bank is authorized to deduct from any cash received or credited to the Deposit Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Securities or Cash Accounts.

                  (v) Bank shall perform tax reclaim services only with respect to taxation levied by the revenue authorities of the countries notified to Customer from time to time and Bank may, by notification in writing, at its absolute discretion, supplement or amend the markets in which the tax reclaim services are offered. Other than as expressly provided in this sub-clause, Bank shall have no responsibility with regard to Customer's and Company's tax position or status in any jurisdiction.

                  (vi) Customer confirms that Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to Customer or the Financial Assets and/or Cash held for Customer.

                  (vii) Tax reclaim services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank); provided that Bank shall be liable for the performance of any such third party to the same extent as Bank would have been if it performed such services itself.



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9.       NOMINEES.

         Financial Assets which are ordinarily held in registered form may be registered in a nominee name of Bank, Subcustodian or securities depository, as the case may be. Bank may without notice to Customer or Company cause any such Financial Assets to cease to be registered in the name of any such nominee and to be registered in the name of Company on behalf of Fund. In the event that any Financial Assets registered in a nominee name are called for partial redemption by the issuer, Bank may allot the called portion to the respective beneficial holders of such class of security in any manner Bank deems to be fair and equitable. Customer shall hold Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Financial Assets in the Custody Account.

10.      AUTHORIZED PERSONS.

         As used herein, the term "Authorized Person" means employees or agents including investment managers as have been designated by written notice from Customer or Company or their respective designated agents to act on behalf of Customer or Company on behalf of the Fund. Such persons shall continue to be Authorized Persons until such time as Bank receives Instructions from Customer or Company or their respective designated agent that any such employee or agent is no longer an Authorized Person.

11.      INSTRUCTIONS.

         The term "Instructions" means instructions of any Authorized Person received by Bank, via telephone, telex, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to Bank which Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which Bank may specify. Unless otherwise expressly provided, all Instructions shall continue in full force and effect until canceled or superseded. The term "Instructions" includes, without limitation, instructions to sell, assign, transfer, deliver, purchase or receive for the Custody Account, any and all stocks, bonds and other Financial Assets or to transfer funds in the Cash Account.)

         Any Instructions delivered to Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but Customer and Company shall hold Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or Bank's failure to produce such confirmation at any subsequent time. Bank may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. Customer shall be responsible for safeguarding any testkeys, identification codes or other security devices which Bank shall make available to Customer or its Authorized Persons.

12.      STANDARD OF CARE; LIABILITIES.

         (a) Bank shall be responsible for the performance of only such duties as are set forth herein or expressly contained in Instructions which are consistent with the provisions hereof as follows:

                  (i) Bank shall use reasonable care with respect to its obligations hereunder and the safekeeping of Assets. The Bank shall be liable to the Customer for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that the Bank would be liable to the Customer if the Bank were holding such Assets in New York. In the event of any loss to Customer by reason of the failure of Bank or its Subcustodian to utilize reasonable care, Bank shall be liable to Customer only to the extent of Customer's direct damages, to be determined based on the market value of the property which is the subject of the loss at the date of discovery of such loss and without reference to any special con ditions or circumstances. Bank shall have no liability whatsoever for any consequential, special, indirect or speculative loss or damages (including, but not limited to, lost profits) suffered by Customer or Company, as appropriate, in connection with the transactions contemplated hereby and the relationship established hereby even if Bank has been advised as to the possibility of the same and regardless of the form of the action.

                  (ii) Subject to Bank having selected a Subcustodian with reasonable care and Bank's duty to use reasonable care in the monitoring of a Subcustodian's financial condition as reflected in its published financial statements and other publicly available financial information, Bank shall not be responsible for the insolvency of any Subcustodian which is not a branch or Affiliate of Bank. Bank shall not be responsible for any act, omission,



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         default or the solvency of any broker or agent which it or a
         Subcustodian appoints unless such appointment was made negligently or in bad faith.

                  (iii) Bank shall be indemnified by, and without liability to Customer or Company for any action taken or omitted by Bank whether pursuant to Instructions or otherwise within the scope hereof if such act or omission was in good faith, without negligence. In performing its obligations hereunder, Bank may rely on the genuineness of any document which it believes in good faith to have been validly executed.

                  (iv) Company shall pay for and hold Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses with respect to income from or Assets in the Accounts.

                  (v) Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for Customer and/or Company) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

                  (vi) Bank need not maintain any insurance for the benefit of Customer and Company.

                  (vii) Without limiting the foregoing, Bank shall not be liable for any loss which results from: 1) the general risk of investing, or
         2) investing or holding Assets in a particular country including, but not limited to, losses resulting from malfunction, interruption of or error in the transmission of information caused by any machines or system or interruption of communication facilities, abnormal operating conditions, nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets; except that, with respect to the failure of machines, systems, interruption of communication facilities or abnormal operating conditions on Bank or a Subcustodian's premises or otherwise within the control of Bank or a Subcustodian, Bank shall not be so excused to the extent that such failure was on account of Bank's or the Subcustodian's (as the case may be) negligence.

                  (viii) No party shall be liable to the others for any loss due to forces beyond its control including, but not limited to strikes or work stoppages, acts of war (whether declared or undeclared) or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

         (b) Consistent with and without limiting the first paragraph of this
Section 12, it is specifically acknowledged that Bank shall have no duty or responsibility to:

                  (i) question Instructions or make any suggestions to Customer or an Authorized Person regarding such Instructions;

                  (ii) supervise or make recommendations with respect to investments or the retention of Financial Assets;

                  (iii) evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party to which Financial Assets are delivered or payments are made pursuant hereto, except for brokers appointed to dispose of fractional shares; and

                  (iv) review or reconcile trade confirmations received from brokers. Customer, Company or its Authorized Persons issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by Bank.

         (c) Customer and Company authorize Bank to act hereunder notwithstanding that Bank or any of its divisions or Affiliates may have a material interest in a transaction, or circumstances are such that Bank may have a potential conflict of duty or interest including the fact that Bank or any of its Affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Financial Assets, act as a lender to the issuer of Financial Assets, act in the same transaction as agent for more than one customer, have a material interest in the issue of Financial Assets, or earn profits from any of the activities listed herein.



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13.      FEES AND EXPENSES.

         Customer on behalf of Fund shall pay Bank for its services hereunder the fees set forth in Schedule B hereto or such other amounts as may be agreed upon in writing, together with Bank's reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees. Bank shall have a lien on and is authorized to charge any Accounts of Customer opened on behalf of Fund for any amount owing by Customer on behalf of Fund to Bank under any provision hereof.

14.      MISCELLANEOUS.

         (a) Foreign Exchange Transactions. To facilitate the administration of Customer's trading and investment activity on behalf of Fund, Bank is authorized to enter into spot or forward foreign exchange contracts with Company or an Authorized Person for Company and may also provide foreign exchange through its subsidiaries, Affiliates or Subcustodians. Instructions, including standing instructions, may be issued with respect to such contracts but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Bank, its subsidiaries, Affiliates or Subcustodians enter into a foreign exchange contract related to Accounts, the terms and conditions of the then current foreign exchange contract of Bank, its subsidiary, Affiliate or Subcustodian and, to the extent not inconsistent, this Agreement shall apply to such transaction.

         (b) Certification of Residency, etc. Customer and Company each certifies that it is a resident of the United States and shall notify Bank of any changes in residency. Bank may rely upon this certification or the certification of such other facts as may be required to administer Bank's obligations hereunder. Customer or Company, as appropriate, shall indemnify Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

         (c) Access to Records. Bank shall allow Customer's and Fund's independent public accountant reasonable access to the records of Bank relating to the Assets as is required in connection with their examination of books and records pertaining to Customer's and Company's affairs. Subject to restrictions under applicable law, Bank shall also obtain an undertaking to permit Customer's and Company's independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Assets as may be required in connection with the examination of Customer's and Company's books and records.

         (d) Governing Law; Successors and Assigns, Captions THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK and shall not be assignable by any party, but shall bind the successors in interest of Customer, Company and Bank. The captions given to the sections and subsections of this Agreement are for convenience of reference only and are not to be used to interpret this Agreement.

         (e) Entire Agreement; Applicable Riders. Customer and Company each represent that the Assets deposited in the Accounts are (Check one):

         _X_ Investment Company assets subject to certain U.S. Securities and Exchange Commission rules and regulations;

         ___ Other (specify)

         This Agreement consists exclusively of this document together with Schedules A and B, Exhibits I - _______ and the following Rider(s) [Check applicable rider(s)]:

         _X_ INVESTMENT COMPANY

         ___ PROXY VOTING

         ___ SPECIAL TERMS AND CONDITIONS

         There are no other provisions hereof and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment hereto must be in writing, executed by both parties.



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         (f) Severability. In the event that one or more provisions hereof are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions shall not in any way be affected or impaired.

         (g) Waiver. Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision hereof, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

         (h) Representations and Warranties. (i) Customer hereby represents and warrants to Bank that: (A) it has full authority and power to deposit and control the Financial Assets and cash deposited in the Accounts; (B) it has all necessary authority to use Bank as its custodian; (C) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; (D) it shall have full authority and power to borrow moneys and enter into foreign exchange transactions; and (E) it has not relied on any oral or written representation made by Bank or any person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of Bank. (ii) Bank hereby represents and warrants to Customer and Company that: (A) it has the full power and authority to perform its obligations hereunder, (B) this Agreement constitutes its legal, valid and binding obligation; enforceable in accordance with its terms; and (C) that it has taken all necessary action to authorize the execution and delivery hereof. (iii) Company hereby represents and warrants to Bank that: (A) it has the full power and authority to perform its obligations hereunder, (B) this Agreement constitutes its legal, valid and binding obligation; enforceable in accordance with its terms; and (C) that it has taken all necessary action to authorize the execution and delivery hereof.

         (i) Notices. All notices hereunder shall be effective when actually received. Any notices or other communications which may be required hereunder are to be sent to the parties at the following addresses or such other addresses as may subsequently be given to the other party in writing: (a) Bank: The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, Attention:
Global Investor Services, Investment Management Group; and (b) Customer: Firstar Trust Company, 615 East Michigan St., Milwaukee, WI 53202, att: Dana Armour; (c)
Fund: Investment Advisers, Inc, P.O. Box 357, Minneapolis, MN 55440 attn:
Director of Administration.

         (j) Termination. This Agreement may be terminated by Customer, Company or Bank by giving sixty (60) days written notice to the other, provided that such notice to Bank shall specify the names of the persons to whom Bank shall deliver the Assets in the Accounts. If notice of termination is given by Bank, Customer, on behalf of Fund, shall, within sixty (60) days following receipt of the notice, deliver to Bank Instructions specifying the names of the persons to whom Bank shall deliver the Assets. In either case Bank shall deliver the Assets to the persons so specified, after deducting any amounts which Bank determines in good faith to be owed to it under Section 13. If within sixty (60) days following receipt of a notice of termination by Bank, Bank does not receive Instructions from Customer specifying the names of the persons to whom Bank shall deliver the Assets, Bank, at its election, may deliver the Assets to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions hereof, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to Bank.

         (k) Money Laundering. Customer warrants and undertakes to Bank for itself and its agents that all Customer's customers are properly identified in accordance with U.S. Money Laundering Regulations as in effect from time to time.

         (l) Imputation of certain information. Bank shall not be held responsible for and shall not be required to have regard to information held by any person by imputation or information of which Bank is not aware by virtue of a "Chinese Wall" arrangement. If Bank becomes aware of confidential information which in good faith it feels inhibits it from effecting a transaction hereunder Bank may refrain from effecting it.

         (m) Separate Portfolio. The parties acknowledge that the Fund is a separate investment portfolio of the Company. All obligations of the Company hereunder are limited to the Fund and any amount owed by the Company hereunder shall be paid only out of the assets and property of the Fund.

         (n) Business Trust. A copy of the Certificate of Trust of the Company is on file with the Secretary of the State of Delaware and notice is hereby given that this Agreement is not binding upon any o ht trustees, officers or shareholders of the Company individually, but are binding only upon the assets and property of Fund. Bank agrees that no shareholder, trustee or officer of Company or Fund may be held personally liable or responsible for any obligation of Fund arising hereunder.

         (o) Chase has developed and is implementing a program to prepare Chase's systems and applications so that they will be capable of processing, on and after January 1, 2000, date and date related data consistent with the functionality of such systems and applications. In addition, Chase is or will be conducting testing with its Subcustodians concerning the readiness of their respective systems and applications. In connection with this paragraph, Chase's obligations to Customer, as respects both Chase's performance and Chase's liability (and the limitations thereon), shall continue as and to the extent provided elsewhere in this Agreement.

15.      DEFINITIONS.

         As used herein, the following terms shall have the meaning hereinafter stated:

a) "Certificated Security" shall mean a security that is represented by a certificate.

b) "Custody Account" means each Securities custody account on Bank's records to which Financial Assets are or may be credited pursuant hereto.

c) "Entitlement Holder" shall mean the person on the records of a Securities Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

d) "Financial Asset" shall mean, as the context requires, either the asset itself or the means by which a person's claim to it is evidenced, including a Certificated Security or Uncertificated Security, a security certificate, or a Securities Entitlement.

e) "Securities" means stocks, bonds, rights, warrants and other negotiable and non-negotiable paper whether issued as Certificated Securities or Uncertificated Securities and commonly traded or dealt in on securities exchanges or financial markets, and other obligations of an issuer, or shares, participations and interests in an issuer recognized in an area in which it is issued or dealt in as a medium for investment and any other property as shall be acceptable to Bank for the Custody Account.

f) "Securities Entitlement" shall mean the rights and property interest of an Entitlement Holder with respect to a Financial Asset as set forth in
         Part 5 of the Uniform Commercial Code.

g) "Securities Intermediary" shall mean Bank, a Subcustodian, a securities depository, and any other financial institution which in the ordinary course of business maintains custody accounts for others and acts in that capacity.

h) "Uncertificated Security" shall mean a security that is not represented by a certificate.

i) "Uniform Commercial Code" means Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

IAI INVESTMENT FUNDS VI, INC.             IAI INVESTMENT FUNDS III, INC.
On behalf of IAI Balanced Fund            On behalf of IAI International Fund

By: /s/ Paul H. Perseke                   By: /s/ Paul H. Perseke
   --------------------------------          -----------------------------------
Title:  Treasurer                         Title:  Treasurer
Date:   April 22, 1999                    Date:   April 22, 1999


FIRSTAR TRUST COMPANY


By:
   -----------------------------------
Title:
Date:


THE CHASE MANHATTAN BANK


By:
   -----------------------------------
Title:
Date:

STATE OF MINNESOTA)

                              : ss.

COUNTY OF HENNEPIN)


     On this 22nd day of April, 1999 , before me personally came Paul H. Perseke, to me known, who being by me duly sworn, did depose and say that he/she
resides in                           at                            that he is
Treasurer of the IAI Balanced Fund, entity described in and which executed the foregoing instrument.





Sworn to before me this 22nd

day of April 1999

Notary:  Ruthann Guertin

STATE OF MINNESOTA)

                              : ss.

COUNTY OF HENNEPIN)


     On this 22nd day of April, 1999 , before me personally came Paul H. Perseke, to me known, who being by me duly sworn, did depose and say that he/she
resides in                         at                              that he is
Treasurer of the IAI International Fund, entity described in and which executed the foregoing instrument.





Sworn to before me this 22nd

day of April 1999

Notary:  Ruthann Guertin

STATE OF NEW YORK)

                              : ss.

COUNTY OF NEW YORK)


     On this             day of         , 199 , me personally came             ,
to me known, who being by me duly sworn, did depose and say that he/she resides
in                at                   ; that he/she is a Vice President of THE
CHASE MANHATTAN BANK, the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.


                                           ------------------------------


Sworn to before me this
                       -----------------

day of_________________, 199_.


------------------------------
             Notary

              Investment Company Rider to Global Custody Agreement
                         among THE CHASE MANHATTAN BANK,
                  FIRSTAR TRUST COMPANY, and IAI Balanced Fund

                            effective April 22, 1999

The following modifications are made to the Agreement:

         A. Add a new Section 16 to the Agreement as follows:

         "16. COMPLIANCE WITH SEC RULE 17f-5.

         (a) Company's board of directors (or equivalent body) (hereinafter 'Board') hereby delegates to Bank, and, except as to the country or countries as to which Bank may, from time to time, advise Company that it does not accept such delegation, Bank hereby accepts the delegation to it, of the obligation to perform as Company's 'Foreign Custody Manager' (as that term is defined in SEC rule 17f-5(a)(2)), both for the purpose of selecting Eligible Foreign Custodians (as that term is defined in SEC rule 17f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been made exempt pursuant to an SEC exemptive order) to hold Assets and of evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in SEC rule 17f-5(c)(2)); provided that, the term Eligible Foreign Custodian shall not include any 'Compulsory Depository.' A Compulsory Depository shall mean a securities depository or clearing agency the use of which is compulsory because: (1) its use is required by law or regulation, (2) securities cannot be withdrawn from the depository, or (3) maintaining securities outside the depository is not consistent with prevailing custodial practices in the country which the depository serves. Compulsory Depositories used by Chase as of the date hereof are set forth in Appendix 1-A hereto, and as the same may be amended on notice to Company from time to time.

         (b) In connection with the foregoing, Bank shall:

         (i) provide written reports notifying Company's Board of the placement of Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Company's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Company's foreign custody arrangements (and until further notice from Company such reports shall be provided not less than quarterly with respect to the placement of Assets with particular Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the arrangements with such Eligible Foreign Custodians);

         (ii) exercise such reasonable care, prudence and diligence in performing as Company's Foreign Custody Manager as a person having responsibility for the safekeeping of Assets would exercise;

         (iii) in selecting an Eligible Foreign Custodian, first have determined that Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in SEC rule 17f-5(c)(1)(i)-(iv);

         (iv) determine that the written contract with the Eligible Foreign Custodian (or, in the case of an Eligible Foreign Custodians that is a securities depository or clearing agency, such contract, the rules or established practices or procedures of the depository, or any combination of the foregoing) requires that the Eligible Foreign Custodian will provide reasonable care for Assets based on the standards applicable to custodians in the relevant market. In making this determination, Bank shall consider the provisions of Rule 17f-5(c)(2), together with whether Bank shall be liable to Company for any loss which shall occur as the result of the failure of the Eligible Foreign Custodian to exercise reasonable care with respect to the safekeeping of such Assets to the same extent that Bank would be liable to Company if Bank were holding such Assets in New York; and

         (v) have established a system to monitor the continued appropriateness of maintaining Assets with particular Eligible Foreign Custodians and of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Company and shall then act in accordance with the Instructions of Company with respect to the disposition of the affected Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Assets on behalf of Company with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

         (c) Except as expressly provided herein, Customer and Company shall be solely responsible to assure that the maintenance of Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

         (d) Bank represents to Company that it is a U.S. Bank as defined in Rule 17f-5(a)(7). Company represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the '1940 Act'), as the same may be amended from time to time;
(2) its Board: (i) has determined that it is reasonable to rely on Bank to perform as Company's Foreign Custody Manager (ii) or its Foreign Custody Manager (other than Bank) shall have determined that Company may maintain Assets in each country in which Company's Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure (and including any Compulsory Depository operating in such country), prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Assets held in custody, and the likelihood of nationalization, currency controls and the like)."

         B. Add the following after the first sentence of Section 3 of the
Agreement: "At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian that is either a bank or a non-Compulsory Depository where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects not to add any such entity."

         C. Add the following language to the end of Section 3 of the Agreement:

"The term Subcustodian as used herein shall mean the following:

         (a) a 'U.S. Bank,' which shall mean a U.S. bank as defined in SEC rule 17f-5(a)(7);

         (b) an 'Eligible Foreign Custodian,' which shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; (iii) a securities depository or clearing agency, incorporated or organized under the laws of a country other than the United States, that acts as a system for the central handling of securities or equivalent book-entries in that country and that is regulated by a foreign financial regulatory authority as defined under section 2(a)(50) of the 1940 Act, (iv) a securities depository or clearing agency organized under the laws of a country other than the United States to the extent acting as a transnational system for the central handling of securities or equivalent book-entries, and (v) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

For purposes of clarity, it is agreed that as used in Section 12(a)(i), the term Subcustodian shall include neither any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager nor any Compulsory Depository."

                                  Appendix 1-A

                             COMPULSORY DEPOSITORIES

--------------------------------------------------------------------------------------------------------------------
ARGENTINA             Caja de Valores S.A.                                Equity, Corporate & Government
                                                                          Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA             AUSTRACLEAR LTD.                                    Corporate Debt, Money Market &
                                                                          Semi-Government Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA             CHESS                                               Equity
                       (Clearing House Electronic Subregister System)     COMPULSORY
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA             RITS                                                Government Debt
                       (Reserve Bank Information and Transfer System)     COMPULSORY
--------------------------------------------------------------------------------------------------------------------
AUSTRIA               Osterreichische Kontrolbank AG                      Equity, Corporate + Government
                                                                          Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
BELGIUM               CIK                                                 Equity + Corporate Debt
                       (Caisse Interprofessionnelle de Depots et de       COMPULSORY
                      Virements de Titres s.a.)
--------------------------------------------------------------------------------------------------------------------
BELGIUM               BANQUE NATIONALE DE BELGIQUE                        Treasury Bills + Government Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
BRAZIL                CBLC                                                Equity
                       (Companhia Brasileira de Liquidacao e Custodia)    COMPULSORY
--------------------------------------------------------------------------------------------------------------------
BRAZIL                CLC                                                 Equity
                       (Camara de Liquidacao e Custodia                   COMPULSORY
--------------------------------------------------------------------------------------------------------------------
BRAZIL                CETIP                                               Corporate Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
BULGARIA              BNB                                                 Government Debt
                       (Bulgaria National Bank)                           COMPULSORY
--------------------------------------------------------------------------------------------------------------------
BULGARIA              CENTRAL DEPOSITORY A.D.                             Equity
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
CANADA                CDS                                                 Equity, Corporate + Government
                       (The Canadian Depository for Securities            Debt
                      Ltd.)                                               COMPULSORY
--------------------------------------------------------------------------------------------------------------------
CHILE                 DCV                                                 Equity, Corporate + Government
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                 (Deposito Central de Valores             Debt
                                                                          COMPULSORY for government debt securities
                                                                          and for brokers as of November 1998; will
                                                                          be compulsory for all market participants
                                                                          during 1999.
--------------------------------------------------------------------------------------------------------------------
CHINA,                SSCCRC                                              Equity
SHANGHAI               (Shanghai Securities Central Clearing and          COMPULSORY
                      Registration Corporation)
--------------------------------------------------------------------------------------------------------------------
CHINA,                SSCC                                                Equity
SHENZHEN              (Shenzhen Securities Clearing Company, Limited)     COMPULSORY
--------------------------------------------------------------------------------------------------------------------
COLOMBIA              DCV                                                 Government debt issued, guaranteed
                       (Deposito Central de Valores)                      or administered by the central bank.
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
COLOMBIA              DECEVAL                                             Equity, Corporate + Government
                       (Deposito Central de Valores)                      Debt
                                                                          VOLUNTARY.  Due to change in tax status of
                                                                          DECEVAL, use of DECEVAL is becoming
                                                                          market standard.
--------------------------------------------------------------------------------------------------------------------
CROATIA               CDA                                                 Equity and listed government debt.
                      (Central Depository Agency)                         (Created in April 1997, the CDA is
                                                                          expected to be operational in 1999)
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
CROATIA               MINISTRY OF FINANCE REGISTRY                        Short-term debt issued by the Ministry
                                      &                                   of Finance and the National Bank of
                      NATIONAL BANK OF CROATIA REGISTRY                   Croatia, respectively.
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
CZECH                 SCP                                                 Equity + Long-Term Government Debt
REPUBLIC               (Stredisko cennych papiru)                         COMPULSORY
--------------------------------------------------------------------------------------------------------------------
DENMARK               VP                                                  Equity, Corporate + Government
                      (Vaerdipapircentralen)                              Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
EGYPT                 MISR CLEARING, SETTLEMENT AND                       Equity
                      DEPOSITORY, S.A.E.                                  COMPULSORY
--------------------------------------------------------------------------------------------------------------------
ESTONIA               EVK                                                 Equity
                       (Estonian Central Depository for Securities        COMPULSORY
                      Limited)
--------------------------------------------------------------------------------------------------------------------
EUROMARKET            CEDEL & EUROCLEAR                                   Euro-Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FINLAND               CSR                                                 Equity + Government Debt
                           (Central Share Registry Finland)               COMPULSORY
--------------------------------------------------------------------------------------------------------------------
FRANCE                SICOVAM                                             Equity + Corporate Debt
                            (Societe Interprofessionnelle pour la         COMPULSORY
                      Compensation des Valeurs Mobilieres, S.A.)
--------------------------------------------------------------------------------------------------------------------
GERMANY               DBC                                                 Equity, Corporate + Government
                      (Deutsche Boerse Clearing AG)                       Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
GREECE                APOTHETIRIO TITLON A.E.                             Equity
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
GREECE                BANK OF GREECE                                      Government Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
HONG KONG             CCASS                                               Equity
                      (Central Clearing and Settlement System)            COMPULSORY
--------------------------------------------------------------------------------------------------------------------
HONG                  CMU                                                 Corporate +  Government Debt
KONG                   (Central Moneymarkets Unit)                        COMPULSORY
--------------------------------------------------------------------------------------------------------------------
HUNGARY               KELER LTD.                                          Equity + Government Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
INDIA                 NSDL                                                Equity + Corporate Debt
                      (National Securities Depository Limited)            COMPULSORY
--------------------------------------------------------------------------------------------------------------------
IRELAND               CRESTCO LIMITED                                     Equity
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
IRELAND               GSO                                                 Government Debt
                           (Gilt Settlement Office)                       COMPULSORY
--------------------------------------------------------------------------------------------------------------------
ISRAEL                TASE CLEARING HOUSE                                 Equity, Corporate + Government
                           (Tel Aviv Stock Exchange Clearing              Debt
                      House)                                              COMPULSORY
--------------------------------------------------------------------------------------------------------------------
ITALY                 MONTE TITOLI S.P.A.                                 Equity + Corporate Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
ITALY                 BANK OF ITALY                                       Government Debt
                                                                          COMPULSORY
--------------------------------------------------------------------------------------------------------------------
JAPAN                 JASDEC                                              Equity
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                           (Japan Securities Depository Center)           VOLUNTARY
-------------------------------------------------------------------------------------------------------------------
 JAPAN                BANK OF JAPAN                                       Registered Government Debt
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 KAZAHKSTA            CENTRAL SECURITIES DEPOSITORY                       Mandatory for all equity securities
 N                                                                        traded on the Kazahkstan Stock
                                                                          Exchange.  Currently all trading is over
                                                                          the counter.
                                                                          VOLUNTARY
-------------------------------------------------------------------------------------------------------------------
 LATVIA               LCD                                                 Equity + Government Debt
                           (Latvian Central Depository)                   COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 LEBANON              MIDCLEAR                                            Equity
                           (Custodian and Clearing Center of              COMPULSORY
                      Lebanon and the Middle East)
-------------------------------------------------------------------------------------------------------------------
 LITHUANIA            CSDL                                                Equity + Government Debt
                           (Central Securities Depository of              COMPULSORY
                      Lithuania)
-------------------------------------------------------------------------------------------------------------------
 LUXEMBOU             CEDEL BANK, s.a.                                    Equity
 RG                                                                       COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 MALAYSIA             MCD                                                 Equity
                           (Malaysian Central Depository Snd Bhd)         COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 MAURITIUS            CDS                                                 Equity
                           (Central Depository and Settlement             COMPULSORY
                      Company Limited)
-------------------------------------------------------------------------------------------------------------------
 MEXICO               INDEVAL                                             Equity, Corporate + Government
                           (Institucion para el Deposito de               Debt.
                      Valores)                                            COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 MOROCCO              MAROCLEAR                                           Equity + Corporate Debt (will be
                                                                          compulsory as of March 21, 1999)
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 NETHERLAN            NECIGEF                                             Equity, Corp. + Govt. D
 DS                   (Nederlands Centraal Insituut voor Giraal           COMPULSORY
                      Effectenverkeer B.V.)
-------------------------------------------------------------------------------------------------------------------
 NEW                  AUSTRACLEAR NEW ZEALAND                             Equity, Corporate + Government
 ZEALAND                                                                  Debt
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 NORWAY               VPS                                                 Equity, Corporate + Government
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                          Debt
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 OMAN                 MSM                                                 Equity
                           (Muscat Securities Market)                     COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 PAKISTAN             CDC                                                 Equity
                           (Central Depository Company of                 COMPULSORY
                      Pakistan Limited)
-------------------------------------------------------------------------------------------------------------------
 PERU                 CAVALI                                              Equity
                           (Caja de Valores y Liquidaciones)              COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 PHILIPPINES          PCD                                                 Equity
                           (Philippine Central Depository Inc.)           COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 POLAND               NDS                                                 Equity, Long-Term Government Debt
                           (National Securities Depository)               + Vouchers
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 POLAND               CRT                                                 Treasury-Bills
                           (Central Registry of Treasury-Bills)           COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 PORTUGAL             INTERBOLSA                                          Equity, Corporate + Government
                           (Central de Valores Mobiliariose               Debt
                      Sistema de Liquidacao e Compensacao)                COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 ROMANIA              SNCDD - RASDAQ                                      Equity
                           (National Company for Clearing,                COMPULSORY
                      Settlement and Depository for Securities)
-------------------------------------------------------------------------------------------------------------------
 ROMANIA              BSE                                                 Equity
                           (Bucharest Stock Exchange Registry)            COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 ROMANIA              NATIONAL BANK OF ROMANIA                            Treasury-Bills
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 RUSSIA               VNESTORGBANK                                        Ministry of Finance Bonds
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 RUSSIA               NATIONAL DEPOSITORY CENTER                          GKOs are Treasury Bills with three
                                                                          months to one year maturity; OFZs
                                                                          are Federal Loan bonds with one to
                                                                          two years' maturity.
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 SINGAPORE            CDP                                                 Equity + Corporate Debt and
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                          Malaysian equities traded on CLOB
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 SINGAPORE            MONETARY AUTHORITY OF SINGAPORE                     Government Debt
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 SLOVAK               SCP                                                 Equity + Government Debt
 REPUBLIC                  (Stredisko Cennych Papierov)                   COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 SLOVAK               NATIONAL BANK OF SLOVAKIA                           Treasury-Bills
 REPUBLIC                                                                 COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 SLOVENIA             KDD                                                 Equity + Corporate Debt
                           (The Centralna Klirinsko                       COMPULSORY
                      Depotna Druzba d.d.
-------------------------------------------------------------------------------------------------------------------
 SOUTH                CD                                                  Corporate + Government Debt
 AFRICA                    (Central Depository (Pty) Limited)             COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 SOUTH                KSD                                                 Equity, Corporate + Government
 KOREA                                                                    Debt
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 SPAIN                SCLV                                                Equity + Corporate Debt.
                           (Servicio de Compensacion y                    COMPULSORY
                      Liquidacion de Valores, S.A.)
-------------------------------------------------------------------------------------------------------------------
 SPAIN                CBEO                                                Government Debt
                           (Central Book Entry Office)                    COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 SRI LANKA            CDS                                                 Equity
                           (Central Depository System (Pte)               COMPULSORY
                      Limited)
-------------------------------------------------------------------------------------------------------------------
 SWEDEN               VPC                                                 Equity, Corporate + Government
                      (Vardepapperscentralen AB)                          Debt
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 SWITZERLAND          SEGA                                                Equity, Corporate + Government
                      (Schweizerische Effekten-Giro AG)                   Debt
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 TAIWAN               TSCD                                                Equity + Government Debt
                           (Taiwan Securities Central Depository          COMPULSORY
                      Co., Ltd.)
-------------------------------------------------------------------------------------------------------------------
 THAILAND             TSDC                                                Equity, Corporate + Government
                           (Thailand Securities Depository Company        Debt
                      Limited)                                            COMPULSORY
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 TUNISIA              STICODEVAM                                          Equity
                           (Societe Tunisienne Interprofessionnelle       COMPULSORY
                      pour la Compensation et le Depot des Valeurs
                      Mobilieres)
-------------------------------------------------------------------------------------------------------------------
 TUNISIA              MINISTRY OF FINANCE                                 Government Debt tradable on the
                                                                          stock exchange (BTNBs)
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 TUNISIA              CENTRAL BANK OF TUNISIA                             Government Debt not tradable on
                                                                          the stock exchange (BTCs)
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 TURKEY               IMKB TAKAS VE SAKLAMA BANKASI                       Equity + Corporate Debt
                      A.S.                                                COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 TURKEY               CENTRAL BANK OF TURKEY                              Government Debt
                                                                          COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 UNITED               CRESTCO LIMITED                                     Equity + Corp. Debt
 KINGDOM                                                                  COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 UNITED               CMO                                                 Sterling CDs & CP
 KINGDOM                   (Central Moneymarket Office)                   COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 UNITED               CGO                                                 Gilts
 KINGDOM                   (Central Gilts Office)                         COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 UNITED               DTC                                                 Equity + Corporate Debt
 STATES                    (Depository Trust Company)                     COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 UNITED               PTC                                                 Mortgage Back Debt
 STATES                    (Participants Trust Company)                   COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 UNITED               FED BOOK-ENTRY SYSTEM                               Government Debt
 STATES                                                                   COMPULSORY
-------------------------------------------------------------------------------------------------------------------
 ZAMBIA               LuSE                                                Equity + Government Debt
                           (LuSE Central Shares Depository                COMPULSORY
                      Limited)
-------------------------------------------------------------------------------------------------------------------

                           GLOBAL PROXY SERVICE RIDER

                           To Global Custody Agreement

                                      among

                            THE CHASE MANHATTAN BANK,

                           FIRSTAR TRUST COMPANY, and

                                IAI Balanced Fund

                            effective April 22, 1999.

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer Instructions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank's only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4. Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Financial Assets are: (i) on loan; (ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting;
         (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6. Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with ss.10 of the Agreement. Proxy Services fees shall be as set forth in ss.13 of the Agreement or as separately agreed.



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


                       SPECIAL TERMS AND CONDITIONS RIDER


                                       GLOBAL CUSTODY AGREEMENT


                                       WITH
                                            ------------------------------------

                                       DATE
                                            ------------------------------------


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


                                  DOMESTIC ONLY

                       SPECIAL TERMS AND CONDITIONS RIDER


Domestic Corporate Actions and Proxies


With respect to domestic U.S. and Canadian Financial Assets (the latter if held in DTC), the following provisions shall apply rather than the provisions of
Section 8 of the Agreement and the Global Proxy Service rider:

         Bank shall send to Customer or the Authorized Person for a Custody Account, such proxies (signed in blank, if issued in the name of Bank's nominee or the nominee of a central depository) and communications with respect to Financial Assets in the Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by Bank for forwarding to its customers. In addition, Bank shall follow coupon payments, redemptions, exchanges or similar matters with respect to Financial Assets in the Custody Account and advise Customer or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Financial Assets, in each case, of which Bank has received notice from the issuer of the Financial Assets, or as to which notice is published in publications routinely utilized by Bank for this purpose.


Fees

The fees referenced in Section 13 hereof cover only domestic and euro-dollar holdings. There shall be no Schedule A hereto, as there are no foreign assets in the Accounts.



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


                               DOMESTIC AND GLOBAL
                       SPECIAL TERMS AND CONDITIONS RIDER


Domestic Corporate Actions and Proxies


With respect to domestic U.S. and Canadian Financial Assets (the latter if held in DTC), the following provisions shall apply rather than the pertinent provisions of Section 8 of the Agreement and the Global Proxy Service rider:

         Bank shall send to Customer or the Authorized Person for a Custody Account, such proxies (signed in blank, if issued in the name of Bank's nominee or the nominee of a central depository) and communications with respect to Financial Assets in the Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by Bank for forwarding to its customers. In addition, Bank shall follow coupon payments, redemptions, exchanges or similar matters with respect to Financial Assets in the Custody Account and advise Customer or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Financial Assets, in each case, of which Bank has received notice from the issuer of the Financial Assets, or as to which notice is published in publications routinely utilized by Bank for this purpose.



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


FEE SCHEDULE

Global Custody Services
Market Safekeeping Per Transaction
                             (BPs)    (USD)
Argentina                     40       100
Australia                     8        35
Austria                       10       50
Bangladesh                    40       100
Belgium                       10       50
Botswana                      40       100
Brazil                        40       100
Canada                        6        35
Cedel                         3        25
Chile                         40       100
China (Shanghai & Shenzhen)   40       100
Colombia                      40       100
Costa Rica                    50       150
Cyprus                        50       150
Czech Republic                40       100
Denmark                       10       50
Ecuador                       50       150
Finland                       10       50
France                        8        35
Germany                       8        35
Ghana                         50       150
Greece                        40       100
Hong Kong                     10       50
Hungary                       40       100
India                         40       100
Indonesia                     40       100
Ireland                       10       50
Isreal                        40       100
Italy                         10       50
Jamaica                       50       150
Japan                         6        35
Jordan                        40       100
Kenya                         50       150
Korea                         15       75
Luxembourg                    10       50
Malaysia                      10       50
Mauritius                     50       150
Mexico                        15       75
Morocco                       40       100
Nepal                         50       150



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


Netherlands                   8        35
New Zealand                   10       50
Norway                        10       50
Pakistan                      40       100
Peru                          40       100
Philippines                   40       100
Poland                        40       100
Portugal                      40       100
Singapore                     10       50
Slovakia                      50       150
Slovenia                      50       150
South Africa                  15       75
Spain                         15       75
Sri Lanka                     40       100
Sweden                        10       50
Switzerland                   8        35
Taiwan                        40       100
Thailand                      15       75
Tunisia                       40       100
Turkey                        40       100
United Kingdom                6        35
United States                 3        25
Uruguay                       40       100
Venezuela                     40       100
Vietnam                       50       150
Zambia                        50       150
Zimbabwe                      40       100

         Note: $100,000 annual global custody fee minimum. The Global fees do not include out-of-pocket expenses (script fees, ad valorum taxes, re-registration, etc.)

Out-of-Pocket Expenses
       The Funds will reimburse Chase for reasonable out-of-pocket expenses incurred on their behalf.



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